UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Subordinated Debt Financing

On October 12, 2006, Halo Technology Holdings, Inc. ("Halo" or the "Company") entered into that certain Subscription Agreement (the "Subscription Agreement") for the sale of the certain convertible promissory notes (each a "Note" and collectively, the "Notes") and warrants (the "Warrants") to acquire common stock in the Company. In connection with these transactions, the Company and the investors entered into certain subordination agreements concerning the priority of the Company’s debt, and certain ancillary agreements, which are all described below.

Convertible Notes

The Company sold Notes in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) under the Subscription Agreement and received $1,500,000 in cash from the Investor. The Notes are convertible into common stock at any time at the option of the holder. The maturity date of the Notes is three years after the date of issuance. In the event that the Notes are not converted by the maturity dates of the Notes, any principal outstanding will then be due and payable. Interest on outstanding principal amounts accrues at the rate of ten percent (10%) per annum and is payable in shares of the Company’s common stock. The Company may prepay the amount due under the Notes at any time, provided that the Company make a proportional prepayment on any other Notes sold under the Subscription Agreement. If the holder of the Notes elects to convert the Note into common stock, the holder will receive a number of shares equal to the amount of principal being converted, divided by the conversion price, which is $0.68, subject to change as provided in the Note. In addition, the Company issued Notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) under the Subscription Agreement in exchange for 1,000,000 shares of the Company’s common stock.

Warrants

Pursuant to the Subscription Agreement the Company issued Warrants to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares which would be issued upon conversion of the Notes. Accordingly, the Company issued warrants to acquire 1,102,942 shares of common stock in connection with the issuance of Notes in the aggregate principal amount of $1,500,000. The warrants have a conversion price of $.80 per share (subject to certain anti-dilution adjustments as provided in the Warrant) and are exercisable for a period of 5 years. The Company did not issued warrants in connection with the issuance of the $1,250,000 Note.

Subscription Agreement

The material terms of the Subscription Agreements are as follows. The Company and the investors (the "Investors") under the Subscription Agreements made certain representations and warranties customary in private financings, including representations from the Investors that they are "accredited investors" as defined in Rule 501(a) of Regulation D ("Regulation D") under the Securities Act of 1933, as amended.

The Company undertakes to register the shares of Common Stock issuable upon conversion of the Notes, and upon conversion of the Warrants (together, the "Registrable Shares") via a suitable registration statement pursuant to the registration rights set forth in the Subscription Agreement. If a registration statement covering the Registrable Shares has not been declared effective no later than 120 days from the closing, the Investors will receive certain penalties either in cash or in additional shares of common stock as set forth in the Subscription Agreement. The Investors will also have rights to participate in up to $5,000,000 of any future equity or convertible debt offerings by the Company.

Letter Agreement with Lead Investor

On October 12, 2006, the Company entered into a letter agreement (the "Vision Agreement") with Vision Opportunity Master Fund, Ltd. ("Vision"). In consideration for Vision’s entering into the Subscription Agreement and acting as lead investor, in addition to the Notes and Warrants that were issued pursuant to the Subscription Agreement, the Company also issued to Vision warrants to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares which would be issued upon conversion of the Notes purchased by Vision. Accordingly, the Company issued to Vision additional warrants (the "Additional Warrants") to acquire 1,102,942 shares of common stock in connection with the issuance of Notes in the aggregate principal amount of $1,500,000.

Furthermore, the Company agreed that, for as long as Vision is a holder of at least 25% of the Notes or Warrants purchased under the Subscription Agreement (or the shares of Common Stock issuable upon the conversion or exercise thereof), Vision will have the right to nominate one director to the Company's board of directors. The Company shall recommend that its shareholders approve such nomination at any shareholders' meeting for the election of directors or in connection with any written consent of shareholders of the election of directors.

Under the Vision Agreement, the Company agreed to reduce its parent company overhead by a minimum of 25% within six (6) months of the Closing and represented that it shall use at least $5 million of the estimated $6 million in proceeds from the sale of its Gupta subsidiary to reduce the amount of its indebtedness to Fortress Credit Corp.

Subordination Agreement with Fortress

On October 12, 2006 the Company entered into that certain Subordination Agreement (the "Subordination Agreement") with the Investor under the Subscription Agreement and Fortress Credit Corp. ("Fortress"), Halo’s senior creditor. Under this agreement, the Investor agreed that the Notes are expressly subordinate and junior in right of payment to all senior obligations owed by the Company to Fortress or another senior lender under Halo’s existing senior credit facility with Fortress. Also under this Subordination Agreement, Fortress consented to the issuance of the Notes and the other transactions set forth in the Subscription Agreement.

Intercreditor and Subordination Agreement with Existing Subordinated Lenders

On October 12, 2006 the Company entered into that certain Intercreditor and Subordination Agreement (the "Intercreditor Agreement") with the Investor under the Subscription Agreement and Halo’s existing subordinated debt lenders (the "Existing Lenders"), Crestview Capital Master, LLC ("Crestview") and CAMOFI Master LDC ("CAMOFI"). Under the Intercreditor Agreement the Investor agreed that the Notes are expressly subordinate and junior in right of payment to all senior obligations owed by the Company to the Existing Lenders under Halo’s existing subordinated notes purchased by the Existing Lenders under that certain Subordinated Note and Warrant Purchase Agreement dated January 31, 2005.

Letter Agreement with Fortress

On October 12, 2006 the Company, the Investor, the Existing Lenders, and Fortress entered into a letter agreement (the "Fortress Letter Agreement") whereby the parties agreed not to amend or modify the Intercreditor Agreement without the prior written consent of Fortress.

Consent Agreement with Existing Subordinated Lenders

On October 12, 2006 the Company, Crestview and CAMOFI entered into a Consent Agreement (the "Consent") whereby Crestview and CAMOFI consented to the transactions contemplated by the Subscription Agreement in consideration of: (i) the Company adjusting the "Conversion Price" set forth in the Subordinated Notes held by Crestview and CAMOFI to be modified from $1.00 to $0.68, and (ii) the "Warrant Price" set forth in the existing warrants held by those entities to be modified from $1.25 to $0.68.

A copy of the form of the Notes is attached as Exhibit 4.16 hereto, the form of Warrants and Additional Warrants is attached as Exhibit 4.17 hereto, the Subscription Agreement is attached as Exhibit 10.133 hereto, the Vision Agreement is attached as Exhibit 10.134 hereto, the Subordination Agreement is attached as Exhibit 10.135 hereto, the Intercreditor Agreement is attached as Exhibit 10.136 hereto, the Fortress Letter Agreement is attached as Exhibit 10.137 hereto, and the Consent is attached as Exhibit 10.138 hereto. The foregoing description of these material agreements is qualified in its entirety by reference to the full text of them.

Amendment No. 2 to Fortress Credit Agreement

On October 12, 2006 Company entered into Amendment Agreement No. 2 ("Amendment Agreement") between the Company and Fortress relating to the Credit Agreement dated August 2, 2005 between the Company, the Subsidiaries of the Company listed in Schedule 1 thereto (the "Subsidiaries"), Fortress Credit Corp., as original lender (together with any additional lenders, the "Original Lenders"), and the Agent. Pursuant to this Amendment Agreement, certain covenants were amended or replaced, as follows:

The Company will not permit the Total Debt to EBITDA Ratio to exceed (a) 3.4 to 1 during the period from the April 1, 2006 to, and including, June 30, 2006, (b) 4.0 to 1 during the period from July 1, 2006 to, and including, September 30, 2006, (c) 4.0 to 1 during the period from October 1, 2006 to, and including, December 31, 2006, (d) 1.5 to 1 during the period from January 1, 2007 to, and including, March 31, 2007, (e) 1.5 to 1 during the period from April 1, 2007 to, and including, June 30, 2007 and (f) 1.5 to 1 during the period from July 1, 2007 to, and including, September 30, 2007.

The Company will not permit its Cash Interest Coverage Ratio to fall below (a) 3.5 to 1 during the period from the April 1, 2006 to, and including, June 30, 2006, (b) 2.6 to 1 during the period from July 1, 2006 to, and including, September 30, 2006, (c) 2.0 to 1 during the period from October 1, 2006 to, and including, December 31, 2006, (d) 1.7 to 1 during the period from January 1, 2007 to, and including, March 31, 2007, (e) 2.2 to 1 during the period from April 1, 2007 to, and including, June 30, 2007 and (f) 3.0 to 1 during the period from July 1, 2007 to, and including, September 30, 2007.

The Company will not permit the Fixed Charge Covenant Ratio to fall below (a) 3.2 to 1 during the period from the April 1, 2006 to, and including, June 30, 2006, (b) 1.9 to 1 during the period from July 1, 2006 to, and including, September 30, 2006, (c) 1.3 to 1 during the period from October 1, 2006 to, and including, December 31, 2006 (d) 1.0 to 1 during the period from January 1, 2007 to, and including, March 31, 2007, (e) 1.0 to 1 during the period from April 1, 2007 to, and including, June 30, 2007 and (f) 1.0 to 1 during the period from July 1, 2007 to, and including, September 30, 2007.

The Company will not permit the aggregate amount of Capital Expenditures by the Group during any twelve month period to exceed US$300,000.

All defined terms have the meanings set forth in the Amendment Agreement.

A copy of the Amendment Agreement is attached as Exhibit 10.139 hereto. The foregoing description of this material agreement is qualified in its entirety by reference to the full text of it.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Subordinated Debt Financing

On October 12, 2006, Halo Technology Holdings, Inc. ("Halo" or the "Company") entered into that certain Subscription Agreement (the "Subscription Agreement") for the sale of the certain convertible promissory notes (each a "Note" and collectively, the "Notes") and warrants (the "Warrants") to acquire common stock in the Company. In connection with these transactions, the Company and the investors entered into certain subordination agreements concerning the priority of the Company’s debt, and certain ancillary agreements, which are all described above in Item 1.01.

Convertible Notes

The Company sold Notes in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) under the Subscription Agreement and received $1,500,000 in cash from the Investor. The Notes are convertible into common stock at any time at the option of the holder. The maturity date of the Notes is three years after the date of issuance. In the event that the Notes are not converted by the maturity dates of the Notes, any principal outstanding will then be due and payable. Interest on outstanding principal amounts accrues at the rate of ten percent (10%) per annum and is payable in shares of the Company’s common stock. The Company may prepay the amount due under the Notes at any time, provided that the Company make a proportional prepayment on any other Notes sold under the Subscription Agreement. If the holder of the Notes elects to convert the Note into common stock, the holder will receive a number of shares equal to the amount of principal being converted, divided by the conversion price, which is $0.68, subject to change as provided in the Note. In addition, the Company issued Notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) under the Subscription Agreement in exchange for 1,000,000 shares of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities.

Subordinated Debt Financing

On October 12, 2006, Halo Technology Holdings, Inc. ("Halo" or the "Company") entered into that certain Subscription Agreement (the "Subscription Agreement") for the sale of the certain convertible promissory notes (each a "Note" and collectively, the "Notes") and warrants (the "Warrants") to acquire common stock in the Company. In connection with these transactions, the Company and the investors entered into certain subordination agreements concerning the priority of the Company’s debt, and certain ancillary agreements, which are all described above in Item 1.01.

Convertible Notes

The Company sold Notes in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) under the Subscription Agreement and received $1,500,000 in cash from the Investor. The Notes are convertible into common stock at any time at the option of the holder. The maturity date of the Notes is three years after the date of issuance. In the event that the Notes are not converted by the maturity dates of the Notes, any principal outstanding will then be due and payable. Interest on outstanding principal amounts accrues at the rate of ten percent (10%) per annum and is payable in shares of the Company’s common stock. The Company may prepay the amount due under the Notes at any time, provided that the Company make a proportional prepayment on any other Notes sold under the Subscription Agreement. If the holder of the Notes elects to convert the Note into common stock, the holder will receive a number of shares equal to the amount of principal being converted, divided by the conversion price, which is $0.68, subject to change as provided in the Note. In addition, the Company issued Notes in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) under the Subscription Agreement in exchange for 1,000,000 shares of the Company’s common stock.

Warrants

Pursuant to the Subscription Agreement the Company issued Warrants to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares which would be issued upon conversion of the Notes. Accordingly, the Company issued warrants to acquire 1,102,942 shares of common stock in connection with the issuance of Notes in the aggregate principal amount of $1,500,000. The warrants have a conversion price of $.80 per share (subject to certain anti-dilution adjustments as provided in the Warrant) and are exercisable for a period of 5 years. The Company did not issued warrants in connection with the issuance of the $1,250,000 Note.

The sale of the Securities under the Subscription Agreement was made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof. The Investors under the Subscription Agreement acquired the shares for their own respective accounts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.16 Form of Note first issued October 12, 2006

4.17 Form of Warrant first issued October 12, 2006.

10.133 Subscription Agreement first entered into October 12, 2006.

10.134 Letter Agreement between the Company and Vision dated October 12, 2006.

10.135 Form of Subordination Agreement among the Company, Fortress and other lenders.

10.136 Form of Intercreditor and Subordination Agreement with Existing Subordinated Lenders.

10.137 Letter Agreement with Fortress.

10.138 Consent Agreement with Subordinated Lenders

10.139 Amendment No. 2 to Fortress Credit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

October 13, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

4.16	Form of Note first issued October 12, 2006
4.17	Form of Warrant first issued October 12, 2006
10.133	Subscription Agreement first entered October 12, 2006
10.134	Letter Agreement between the Company and Vision dated October 12, 2006
10.135	Form of Subordination Agreement among the Company, Fortress and other lenders
10.136	Form of Intercreditor and Subordination Agreement with Existing Subordinated Lenders
10.137	Letter Agreement with Fortress
10.138	Consent Agreement with Subordinated Lenders
10.139	Amendment No 2 to Fortress Credit Agreement